UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

☑	Filed by the Registrant	☐	Filed by a Party other than the Registrant

CHECK THE APPROPRIATE BOX:
☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

PepsiCo, Inc.

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on May 6, 2020.

PEPSICO, INC. 700 ANDERSON HILL ROAD PURCHASE, NY 10577-1444

Meeting Information
Meeting Type:	Annual Meeting
For holders as of:	March 2, 2020
Date: May 6, 2020	Time: 9:00 a.m. Eastern Daylight Time
Location:	North Carolina History Center at Tryon Palace
529 South Front Street New Bern, North Carolina 28562

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com, scan the QR Barcode on the reverse side, or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote
   How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT ANNUAL REPORT
How to View Online:
Have the information that is printed in the box marked by the arrow ➔ XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com, or scan the QR Barcode below.
How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents or proxy materials for future shareholder meetings, you must request them. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1)	BY INTERNET:	www.proxyvote.com
2)	BY TELEPHONE:	1-800-579-1639
3)	BY E-MAIL*:	sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow➔  XXXX XXXX XXXX XXXX  (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 22, 2020 to facilitate timely delivery.

How To Vote Please Choose One of the Following Voting Methods	SCAN TO VIEW MATERIALS & VOTE

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: Go to www.proxyvote.com or from a smartphone, scan the QR Barcode above. Have the information that is printed in the box marked by the arrow➔  XXXX XXXX XXXX XXXX  (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Shareholder Meeting Registration: To attend the meeting, go to the "Register for Meeting" link at www.proxyvote.com. An admission ticket and valid government-issued photo identification, such as a driver’s license or passport, will be required to enter the meeting. Please bring the admission ticket to the meeting.

If voting over the Internet, by phone or mail, your vote must be received by 11:59 p.m. Eastern Daylight Time on May 5, 2020.

Voting Items
Company Proposals
THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES LISTED IN ITEM NO. 1.
1.	Election of Directors
Nominees:
	1a.	Shona L. Brown
	1b.	Cesar Conde
	1c.	Ian Cook
	1d.	Dina Dublon
	1e.	Richard W. Fisher
	1f.	Michelle Gass
	1g.	Ramon L. Laguarta
	1h.	David C. Page
	1i.	Robert C. Pohlad
	1j.	Daniel Vasella
	1k.	Darren Walker
	1l.	Alberto Weisser
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ITEMS NO. 2 AND 3.
2.	Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for fiscal year 2020.
3.	Advisory approval of the Company’s executive compensation.
Shareholder Proposals
THE BOARD OF DIRECTORS RECOMMENDS A VOTE "AGAINST" ITEMS NO. 4 AND 5.
4.	Shareholder Proposal – Reduce Ownership Threshold to Call Special Shareholder Meetings.
5.	Shareholder Proposal – Report on Sugar and Public Health.

NOTE: Also includes authorization to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.